Government Loans Payable	6 Months Ended
Jun. 30, 2024
Government Loans Payable [Abstract]
GOVERNMENT LOANS PAYABLE

11. GOVERNMENT LOANS PAYABLE

In May and June 2020, BEH, BEP and FDS received total of $215,600 from the Economic Injury Disaster Loan (“EIDL loan”) from the SBA after deducting $100 Uniform Commercial Code (“UCC”) handling charge and filing fee for each company. This is a low-interest federal disaster loan for working capital to small businesses and non-profit organizations of any size suffering substantial economic injury as a result of the Coronavirus (COVID-19), to help the businesses to meet financial obligations and operating expenses that could have been met had the disaster not occurred. This loan has interest of 3.75% and is not forgivable. The maturity of the loan is 30 years, installment payments including principal and interest of $515 monthly will begin 12 months from the date of the promissory note. On March 4, 2022, The FDS transferred its EIDL loan to BEC due to the dissolution of FDS. The SBA extended the deferment period to allow small businesses and not-for-profits that received EIDL funds do not have to begin payments on the loan until 30 months after the date of the note. Accordingly, the company began to make installment payments in the fourth quarter 2022.

As of June 30, 2024, the future minimum EIDL loan payments from the company’s continuing operations to be paid by year are as follows:

Year Ending	Amount

June 30, 2025	$1,331
June 30, 2026	1,382
June 30, 2027	1,435
June 30, 2028	1,490
June 30, 2029	1,547
Thereafter	49,919
Total	$57,104